KeyBanc Capital Markets Industrial, Automotive, & Transportation Conference May 30, 2012 Exhibit 99.1

Forward Looking Statements

This document contains information that may constitute “forward-looking statements.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Generally, the words “anticipate,” “estimate,”
“expect,” “project,” “intend,” “plan,” “believe,” “target” and similar expressions identify forward-looking statements, which generally are not historical in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
These forward-looking statements include, but are not limited to, statements about the separation of Xylem Inc. (the
“Company”) from ITT Corporation, the terms and the effect of the separation, the nature and impact of the separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance.
All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to orders, revenues, operating margins and earnings per share growth, and statements expressing general views about future operating results — are forward-looking statements.
Caution should be taken not to place undue reliance on any such forward-looking statements because they involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those set forth in Item 1A of our Annual Report on Form 10-K, and those described from time to time in subsequent reports filed with the Securities and Exchange Commission.

FLYGT

Bell & Gossett

GOULDS WATER TECHNOLOGY

LOWARA

WEDECO

godwin

YSI

xylem Let's Solve Water

•
Design, Manufacture, & Service Highly Engineered Technologies
•
A True Water Pure Play
•
Diverse End Market & Geographic Mix
•
Leading Brands & Large Installed Base
•
Unrivaled Global Reach … Serving 150+ Countries
Global Leader in Water
Application Solutions

$3.8B Company Uniquely Positioned in the Attractive Water Industry
$3.8B Company Uniquely Positioned in the Attractive Water Industry

Where do we play in the $500B Global Water Industry?
Public Utility
~250,000
Utilities
Globally
Water Infrastructure
~5%-10% EBIT
Margin
Design
& Build
~8,000 EPC
Firms Globally
~2%-5%
EBIT
Margin
Equipment & Equipment &
Services Services
~20,000 ~20,000
Companies Companies
Globally Globally
~5%-20+% EBIT
Margin
$280B $280B
End Use
Applications
Farms, Power
Plants, Homes
Applied Water
$220B
Source: GWI, Company Estimates
$250B
$250B
Predominately Commodity-like
Equipment & Service
• Pipes, valves, fittings and low value pumps
• Low-value services
• Low or no differentiation
• Generally either capital or labor intensive
• Generally single-digit margins… some
pockets of higher profitability
$30B
$30B
Xylem Focus
Xylem Focus

Xylem Focused on Attractive End-Markets in Equipment & Services
Xylem Focused on Attractive End-Markets in Equipment & Services
Technology Intensive
• Higher value equipment
-
Energy efficiency, perform
in harsh conditions, high reliability
• Knowledge-based services
-
Analytics, energy audits
• Differentiated solutions
• ~10-20%+ margins

How Does Xylem Create Value?

By Partnering with Our Customers to Solve Water Challenges
By Partnering with Our Customers to Solve Water Challenges
• • Depleting Water Supply Depleting Water Supply
• • Tightening Regulation Tightening Regulation
• • Aging Infrastructure Aging Infrastructure
• • Population Growth Population Growth
• • Urbanization Urbanization
• • Sustainability / Energy Efficiency Sustainability / Energy Efficiency
• • Fragmented Industry Fragmented Industry
• • Geographically Diverse Geographically Diverse
• • Attractive End Markets Attractive End Markets
• • Installed Base Importance Installed Base Importance
• • Customer Reliance on Expertise Customer Reliance on Expertise
Understanding
Global Water Challenges
Leading Within the
Global Water Industry
Unique
Assets
Key
Partners
Industry
Relations
Innovative
Solutions

…
…
With Attractive Growth Rates and Strong Fundamentals
With Attractive Growth Rates and Strong Fundamentals
Balanced Portfolio … Diversified Market Exposure
Europe 37%
U.S. 36%
Asia Pac 11%
Other 16%
End Market Mix* End Market Mix*
Geographical Mix* Geographical Mix*
Industrial 40%
Public Utility 36%
Commercial 12%
Residential 9%
Agricultural 3%
Xylem Xylem
Emerging Emerging
Market Revenue Market Revenue
= 19% in 2011 = 19% in 2011
*2011 Revenues
End Market End Market Cycle Cycle Fundamentals Fundamentals
Industrial
Less
Cyclical/
Late Cycle
• Critical products
• Strong aftermarket &
replacement
Public
Utility
Non-
Cyclical
• Tariffs protected &
growing
• ~70% for O&M activity
• Strong aftermarket &
replacement
Commercial Late Cycle
• Strong replacement
• Green regulation
Residential
Early
Cycle
• Strong replacement
• Energy efficiency
Agriculture Mid Cycle • Growing demand
Balanced End Market Balanced End Market
Mkt Growth Rates ’10 -’15
Developed  1 - 3%
Emerging    8 - 10+%
Global 3 - 5%

godwin LOWARA JABSCO

GOULDS WATER TECHNOLOGY FLOJET

xylem Let's Solve Water

Dewatering and Industrial
Water Applications

Dewatering Applications Dewatering Applications
Industrial Water Applications Industrial Water Applications
Diverse Applications
• Construction
• Disaster Recovery
• Environmental
• Heavy Industry
Diverse Applications
Diverse Applications
• • Construction Construction
• • Disaster Recovery Disaster Recovery
• • Environmental Environmental
• • Heavy Industry Heavy Industry
• Mining
• Oil, Gas & Chemical
• Water & Waste Water
• Marine
• • Mining Mining
• • Oil, Gas & Chemical Oil, Gas & Chemical
• • Water Water & & Waste Waste Water Water
• • Marine Marine
Heating Cooling
Pressure
Boosting
Waste Water
Removal

FLYGT LEOPOLD SANITAIRE WEDECO WTW AADI YSI

xylem
Let's Solve Water

Public Utility & Industrial
Transport, Treatment & Test

Application Technologies
• Waste Water Transport
• Filtration
• Biological Treatment
• UV & Ozone Disinfection
• Analytical Instrumentation
Application Technologies
Application Technologies
• • Waste Water Transport Waste Water Transport
• • Filtration Filtration
• • Biological Treatment Biological Treatment
• • UV & Ozone Disinfection UV & Ozone Disinfection
• • Analytical Instrumentation Analytical Instrumentation

Bell & Gossett

GOULDS WATER TECHNOLOGY

LOWARA

AC FIRE PUMP

xylem

Let's Solve Water

Commercial & Residential

Customers
• Developers
• Building Operators
• Building Designers
• HVAC Specialists
• Contractors
• Plumbers
HVAC  - Heating
Pressure boosters
Fire protection
HVAC  - Cooling
Wastewater
Zone Control

✓	✓	✓	✓	✓	✓
			✓	✓			
					✓		✓
		✓			✓	✓	✓
		✓				✓	✓
		✓	✓		✓	✓	✓
			✓				
		✓	✓				
				✓			
		✓			✓	✓

A Unique Spectrum of Applications Expertise

Source: Citi Investment Research and Xylem Company Estimates
A Genuine Water Company With the Broadest Portfolio
* 2011 Revenues
46* 11%* 6%* 19%* 15%* 3%*
Water Infrastructure Applied Water
Water as %
of Total Revs
Transport Treatment Test
Building
Services
Industrial
Water
Irrigation
Xylem >90%
Danaher ~15%
Franklin ~85%
Grundfos ~85%
KSB ~25%
Pentair ~50%
Siemens ~5%
Sulzer (ABS) ~50%
Thermo ~5%
Wilo ~30%

xylem

Godwin
xylem
YSI
Nova

xylem
Let's Solve Water

Xylem Has a Focused Growth Strategy
• Replicate leadership positions
• Leverage brands with global
partners
• Strong aftermarket opportunities
• Innovative application solutions
• Sustainable infrastructure
initiatives
Xylem Target Organic Growth ~ 2 points Faster Than Market
• Established footprint
• Localized innovation centers
• Partnerships with leading, global
water companies
• Focused BRIC & ROW Strategy
• Disciplined approach
• Build upon Dewatering and
Analytics acquisition platforms
• Dewatering & Analytics
• History of successful integration
• Bolt-on, niche go-forward strategy

Organic Growth Organic Growth
Emerging Markets Emerging Markets
Acquisition Strategy Acquisition Strategy

Highly Attractive Recurring Revenue Profile
• Approximately 22% of Xylem revenue
• Installed base drives replacement sales
• Brand loyalty drives like-for-like
replacement
• Installed base provides opportunity for
upgrades, next generation and services
Parts & Service Replacement Equipment
(1)
$M
Note: (1) Based on company estimates.
Aftermarket Provides Stability and Drives Strong Profitable Growth
Aftermarket Parts & Services Revenues
2006 2007 2008 2009 2010 2011
$370
$382
$396
$433
$512
$570
•
15% of Xylem revenue
•
Strong global presence
•
120+ owned service centers
•
600+ service employees
•
Extensive channel partner network
• 9% Revenue CAGR ‘06-’11 despite
economic downturn
•
~11% revenue growth 2010-2011

Strong Growth in Revenue and Profitability

Revenues ($M)
Revenues ($M)
Operating
Operating
Income
Income
&
&
Margin*
Margin*
($M)
($M)
Op Margin expands 310 bps
• Operational & Commercial Excellence Initiatives
• Price & Productivity more than offset inflation
• Includes restructuring costs $41M, $31M,
and $15M (’08 - ‘10)
Demonstrated Record of Growing Revenue and Profitability
Demonstrated Record of Growing Revenue and Profitability
EBITDA* $384 $356 $489 $637
EBITDA %* 11.7% 12.5% 15.3% 16.7%
Earnings Per Share*
Earnings Per Share*
Organic -8.8%                  3.4%                  7.1%
Growth*
* See non-GAAP reconciliations.
$315
$276
$388
$482
9.6%
9.7%
12.1%
12.7%
2008 2009 2010 2011
$3,291
$2,849
$3,202
$3,803
2008 2009 2010 2011
2008 2009 2010 2011
$1.22
$1.10
$1.55
$1.93
EPS CAGR of 16.5% (’08 – ’11)

Xylem Segment Overview
Market Size: $16B
2011 Revenues:  $2.4B
2011 Op Margin*: 14.9%
Water
Infrastructure
63%
Water Infrastructure Overview Water Infrastructure Overview
Applied Water
37%
Market Size: $14B
2011 Revenues:  $1.4B
2011 Op Margin*: 12.0%
Customers
Residential & Commercial,
Industrial Facilities, Agriculture
Applied Water Overview Applied Water Overview
Customers
Public Utilities
Industrial Facilities
Distribution
World-Class Global Direct (~70%)
& Indirect Channels
Note: (1) Global market share based on company estimates.
Distribution
Primarily through World-Class
Indirect (+70%) Channels

*Excluding separation costs of $16M *Excluding separation costs of $13M
Revenue by
Application
Market
Share
(1)
Treatment 18% #1
Test 9% #2
Transport 73% #1
Revenue by
Application
Market
Share
(1)
Bldg. Services 53% #2
Industrial Water 18% #2
Irrigation 9% #3
Unique Position - Only Provider of All Three “T’s”
Large Installed Base, Growth Despite Slow New
Construction

Gross Margin Improvement Funds Future Growth
Xylem Continues to Invest While Increasing Profitability
Xylem Continues to Invest While Increasing Profitability

• Operational and Commercial excellence
• Growth in higher margin Analytics and Dewatering applications
• Xylem’s Water Infrastructure direct sales force a key competitive advantage
32.0%
33.0%
34.0%
35.0%
36.0%
37.0%
38.0%
39.0%
2008 2009 2010 2011
34.7%
36.4%
37.9%
38.4%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
2008 2009 2010 2011
1.9%
2.2%
2.3%
2.6%
R&D
12.8%
14.8%
16.8%
18.8%
20.8%
22.8%
24.8%
2008 2009 2010 2011
21.9%
23.4%
23.0%
23.1%
SG&A
Gross Margin

Free Cash Flow Free Cash Flow
1* 1*
and Conversion ($M) and Conversion ($M)
Focused on Free Cash Flow

1
Free Cash Flow = Net cash from operating activities - Capital expenditures
Strong Free Cash Flow & Solid Balance Sheet to Fund Growth Initiatives
Capital Structure & Liquidity Position Capital Structure & Liquidity Position
March 31, 2012
Cash 347
Debt 1,206
Net Debt 859
Shareholders’ Equity 1,949
Net Capital 2,808
Net Debt to Net Capital 31%
• Strong Cash Position
• No Significant Debt Maturities Until 2016
• 31% Net Debt to Net Capital
• 1.3x Net Debt/Adj. TTM EBITDA
• $600M Revolving Credit Facility Undrawn
• Access to Commercial Paper
* See non-GAAP reconciliations.
$341
$308
$301
$388
152%
117%
91%
111%
2008 2009 2010 2011

Disciplined Capital Deployment

• 2.5% – 3.5% of sales • ~$0.10/share
• In-line with peers
• Up to $300M / year
Capital Deployment Strategy
• Balance of organic & inorganic investment
• Return value to shareholders
• Maintain solid investment grade metrics
• Debt & pension
Organic Growth
World Class Facilities
Cash return to
shareholders
Cash to meet key
obligations
Inorganic investment
to fuel growth
Capital Deployment Evaluation
• Fold targeted performance into Operating plans
• Quarterly / Annual investment review
• Ensure targeted returns achieved
Focused on LT Shareholder Returns
Cash from
Operations
Capex
Return to
Shareholders
Financial
Obligations
Acquisition
Strategy

Financial Projections

• Market growth of 3-5%...4-6% Xylem targeted growth
• Acquisition strategy adds 1-2 % points of growth
• Emerging markets > 20% of revenues
Xylem is poised to achieve our long-term financial objectives
• Operational & Commercial excellence expand segment margins 50-75 bps per year
– Gross margin > 40%
• Continued cash management discipline to achieve cash conversion of ~100%
• Capital deployment strategy to drive ROIC
2012 Guidance 2015 Target
Revenues $3.9B to $4.0B $4.5B to $5.0B
Operating Margin* 12.7% to 13.3% 14.5% to 15.5%
Free Cash Flow Conversion 95% 100%
EPS Growth* +8% to +17%
* See non-GAAP reconciliations.
Long-Term Targets

19 Q&A Q&A

Investment Highlights

•
Uniquely Positioned
… Global leader in Attractive Water Industry
•
Balanced Portfolio
… Diversified End & Geographic Market Mix
•
Large Installed Base
… Stability, Profitable Aftermarket Growth
•
Attractive Growth Opportunities
… Organic & Inorganic
•
Increasing Profitability
… Proven Track Record, Continued Focus
•
Solid Cash Flow Generation
… Funds Growth and Shareholder Returns
Ability to Deliver Strong & Consistent Financial Performance
Ability to Deliver Strong & Consistent Financial Performance

Thank you for your interest !
Thank you for your interest !
NYSE: XYL
http://investors.xyleminc.com
Phil De Sousa, Investor Relations Officer
(914) 323-5930
(914) 323-5931
Janice Tedesco, Investor Relations Coordinator

Appendix

Non-GAAP Reconciliation: Organic Revenue

(A) (B) (C) (D) (E) (F) = B+C+D+E (G) = F/A
Change % Change Change % Change
Revenue Revenue 2011 v. 2010 2011 v. 2010 FX Contribution Eliminations Adj. 2011 v. 2010 Adj. 2011 v. 2010
2011 2010
Year Ended December 31, 2011
Xylem Inc. 3,803 3,202 601 18.8% (264) (111) - 226 7.1%
Water infrastructure 2,416 1,930 486 25.2% (264) (87) 2 137 7.1%
Applied Water 1,444 1,327 117 8.8% - (28) (1) 88 6.6%
Change % Change Change % Change
Revenue Revenue 2010 v. 2009 2010 v. 2009 FX Contribution Eliminations Adj. 2010 v. 2009 Adj. 2010 v. 2009
2010 2009
Year Ended December 31, 2010
Xylem Inc. 3,202 2,849 353 12.4% (263) 6 - 96 3.4%
Water Infrastructure 1,930 1,651 279 16.9% (247) (8) - 24 1.5%
Applied Water 1,327 1,254 73 5.8% (16) 16 - 73 5.8%
Change % Change Change % Change
Revenue Revenue 2009 v. 2008 2009 v. 2008 FX Contribution Eliminations Adj. 2009 v. 2008 Adj. 2009 v. 2008
2009 2008
Year Ended December 31, 2009
Xylem Inc. 2,849 3,291 (442) -13.4% (7) 158 - (291) -8.8%
Water infrastructure 1,651 1,824 (173) -9.5% - 108 - (65) -3.6%
Applied Water 1,254 1,527 (273) -17.9% (7) 53 - (227) -14.9%
Acquisitions /
Divestitures
Acquisitions /
Divestitures
Xylem Inc. Non-GAAP Reconciliation
Reported vs. Organic Revenue
($ Millions)
(As Reported - GAAP) (As Adjusted - Organic)
Acquisitions /
Divestitures

Non-GAAP Reconciliation: EBITDA

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2011, 2010, 2009, & 2008
($ Millions)
Year Ended
2011 2010 2009 2008
Net Cash - Operating Activities 449                       395                   370 408
Capital Expenditures (126)                      (94)                    (62)                    (67)
Free Cash Flow, including separation costs 323                       301                   308 341
Separation Costs (Cash Paid incl. Capex) 65                          -                    -                    -
Free Cash Flow, excluding separation costs 388                       301                   308                   341
Net Income 279 329 263 224
Separation Costs, net of tax 72 -                    -                    -
Adjusted Net Income 351 329 263 224
Free Cash Flow Conversion 111% 91% 117% 152%

Non-GAAP Reconciliation: Earnings Per Share

FY 2009 FY 2010 FY 2011
Net Income 263                  329                  279
Separation costs, net of tax - - 72
Adjusted Net Income before Special Tax Items 263                  329                  351
Special Tax Items (61)                   (43)                   7
Adjusted Net Income 202                  286                  358
Diluted Earnings per Share $1.42 $1.78 $1.50
Separation costs per Share - - $0.39
Adjusted diluted EPS before Special Tax Items $1.42 $1.78 $1.89
Special Tax Items per Share ($0.32) ($0.23) $0.04
Adjusted diluted EPS $1.10 $1.55 $1.93
Xylem Inc. Non-GAAP Reconciliation
Adjusted Diluted EPS
2009, 2010, & 2011
($ Millions, except per share amounts)

Non-GAAP Reconciliation: Free Cash Flow

Xylem Inc. Non-GAAP Reconciliation
Net Cash - Operating Activities vs. Free Cash Flow
Years ended 2011, 2010, 2009, & 2008
($ Millions)
Year Ended
2011 2010 2009 2008
Net Cash - Operating Activities 449 395 370 408
Capital Expenditures (126) (94) (62) (67)
Free Cash Flow, including separation costs 323 301 308 341
Separation Costs (Cash Paid incl. Capex) 65 - - -
Free Cash Flow, excluding separation costs 388 301 308 341
Net Income 279 329 263 224
Separation Costs, net of tax 72 - - -
Adjusted Net Income 351 329 263 224
Free Cash Flow Conversion 111% 91% 117% 152%

Non-GAAP Reconciliation: Guidance

Illustration of Mid Point Guidance
2012 Guidance
FY '11
FY '12
As Reported Adjustments Adjusted Adjustments Normalized As Reported Adjustments Adjusted
Total Revenue 3,803 3,803 3,803 3,950 3,950
Segment Operating Income 503 29 a 532 (8) d 524 577 8 h 585
Segment Operating Margin 13.2% 14.0% 13.8% 14.6% 14.8%
Corporate Expense 108 (58) b 50 20 e 70 81 (10) h 71
Operating Income 395 87 482 (28) 454 496 18 514
Operating Margin 10.4% 12.7% 11.9% 12.6% 13.0%
Interest Expense (17) (17) (39) f (56) (51) (51)
Other Non-Operating Income (Expense) 5 5 5 - -
Income before Taxes 383 87 470 (67) 403 445 18 463
Provision for Income Taxes (104) (7) c (111) 16 g (95) (111) (5) i (116)
Net Income 279 80 359 (51) 308 334 13 347
Diluted Shares (j) 185.3 185.3 185.9 185.9
Diluted EPS 1.50 $              0.43 $               1.93 $               (0.27) $              1.66 1.80 0.07 1.87
a One time separation costs incurred at the segment level
b One time separation costs incurred at the corporate level
c Net tax impact of above items, plus the addition of 2011 special tax items
d Incremental stand alone costs to be incurred in 2012 at the segment level ($8M)
e Incremental stand alone costs to be incurred in 2012 at the corporate level ($20M)
f Incremental interest expense on long-term debt to be incurred in 2012
g Tax impact of incremental interest expense and stand alone costs to be incurred in 2012
h Expected one time separation costs of $8M and $10M to be incurred at the segments and headquarters, respectively.
i Tax impact of one time separation costs expected to be incurred in 2012.
j Full year 2012 diluted shares outstanding are based on diluted shares outstanding for quarter ended March 31, 2012
($ Millions, except per share amounts)
Guidance
Xylem Inc. Non-GAAP Reconciliation